UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2012

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements
This report on Form 8-K contains forward-looking statements. Words such as “believe,” “expect,” “anticipate,” “project,” “target,” “optimistic,” “intend,” “aim,” “will” or similar expressions are intended to identify forward-looking statements. Forward-looking statements relating to the proposed transaction discussed below (the “Transaction”) include, but are not limited to: statements about the benefits of the Transaction involving Bimini Capital Management, Inc. (“Bimini Capital,” “we” or “us”), our wholly-owned subsidiary, Orchid Island Capital, Inc. (“Orchid Island”),and FlatWorld Acquisition Corp. (“FlatWorld”), and including future financial and operating results; FlatWorld’s and Orchid Island’s plans, objectives, expectations and intentions; the expected timing of completion of the Transaction; and other statements relating to the Transaction that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the Transaction, these factors include, but are not limited to: the risk that more than 825,000 Ordinary Shares (as defined below) will be validly tendered by FlatWorld’s shareholders and not properly withdrawn prior to the expiration date of the Tender Offer (as defined below), which would cause the parties to be unable to consummate the proposed Transaction; the risk that governmental and regulatory review of the Tender Offer documents may delay the Transaction or result in the inability of the Transaction to be consummated by September 9, 2012 and the length of time necessary to consummate the proposed Transaction; the risk that a condition to consummation of the merger of Orchid Island with and into a FlatWorld subsidiary (the “Merger”) may not be satisfied or waived; the risk that the anticipated benefits of the Transaction may not be fully realized or may take longer to realize than expected; disruption from the Transaction making it more difficult for Orchid Island to maintain relationships with lenders; or any of the factors in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2011; and the other risks identified in this Report on Form 8-K (this “Report”) and any statements of assumptions underlying any of the foregoing. Forward-looking statements included in this Report speak only as of the date of this Report. We undertake and assume no obligation, and do not intend, to update our forward-looking statements, except as required by law.

ITEM 8.01.   OTHER EVENTS.

A copy of the materials to be presented to certain existing and potential shareholders of FlatWorld in connection with the Transaction is attached hereto as Exhibit 99.1

The information furnished under this “Item 8.01 Other Events,” including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

ITEM 9.01.   EXHIBITS.

(d)           Exhibits

Exhibit 99.1 ― Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2012	BIMINI CAPITAL MANAGEMENT, INC

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer